UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

Emerson Electric Co.

(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue, St. Louis, Missouri 63136

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.50 par value per share	EMR	New York Stock Exchange NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Quarterly Results Press Release

On Wednesday, May 3, 2023, a press release was issued regarding the second quarter results of Emerson Electric Co. (the “Company”). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

References to underlying orders in the press release refer to the Company’s trailing three-month average orders growth versus the prior year, excluding currency, acquisitions and divestitures.

Non-GAAP Financial Measures

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission and in the press release furnished with this Form 8-K.

Forward-Looking and Cautionary Statements

Statements in the press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the Company’s ability to successfully complete on the terms and conditions contemplated, and the financial impact of, the proposed Climate Technologies transaction and the proposed National Instruments transaction, the scope, duration and ultimate impacts of the COVID-19 pandemic and the Russia-Ukraine conflict, as well as the economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company’s expectations for its consolidated results, other than as noted herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2023, the Company announced that on May 2, 2023 Frank J. Dellaquila, the Company’s Senior Executive Vice President and Chief Financial Officer, indicated that he would be retiring from his role as Chief Financial Officer effective May 10, 2023. Mr. Dellaquila will remain an employee of the Company in the role of Senior Advisor to the CEO until September 30, 2023 (the “Retirement Date”) to assist in the orderly transition of his duties.

Also on May 3, 2023, the Company announced the promotion of Michael J. Baughman to Executive Vice President, Chief Financial Officer and Chief Accounting Officer of the Company, effective May 10, 2023. Mr. Baughman, age 58, joined the Company in October 2017 as Vice President and Controller and was appointed Chief Accounting Officer in February 2018.

In connection with his retirement, on May 2, 2023, the Company and Mr. Dellaquila entered into a letter agreement (the “Letter Agreement”). Under the Letter Agreement, Mr. Dellaquila will continue to receive his base salary and certain other benefits through the Retirement Date. Mr. Dellaquila will remain eligible to receive a payment of his fiscal 2023 annual bonus based on the Company’s financial performance for fiscal 2023 to be paid at the normal time under the program.

As permitted under the Company’s 2015 Incentive Shares Plan, Mr. Dellaquila will remain eligible to receive a full payout of any earned awards under the Fiscal 2021 - 2023 and Fiscal 2022 - 2024 Performance Shares Programs, subject to the Company’s achievement of the applicable performance objectives, to be paid at the normal times provided for under the programs.

Mr. Dellaquila will be eligible to receive distributions from the Company’s nonqualified and qualified pension plans, pursuant to the terms and conditions of and to be paid in the manner and at the time set for in such plans. He will also be eligible to receive distributions under the qualified and non-qualified 401(k) and profit-sharing retirement savings plans, as provided under those plans.

Mr. Dellaquila agrees, among other things: (i) not to compete with, or solicit or hire the employees of, the Company or any of its subsidiaries during a period of four years from the Retirement Date; (ii) not to use or disclose any confidential information of the Company; (iii) to reaffirm all existing non-compete, invention, non-disclosure and non-solicitation obligations he has to the Company; and (iv) to comply with non-disparagement obligations.

Mr. Dellaquila will also release and discharge the Company, its affiliates, and its and their respective directors, officers, employees, agents and other parties from any and all claims or liabilities of whatever nature and will remain subject to the Company’s clawback policy.

If Mr. Dellaquila violates any of his obligations to the Company under the Letter Agreement, he will forfeit all payments to be made or benefits provided under the Letter Agreement and will repay to the Company, as liquidated damages, one-half of the economic value of all benefits provided to him under the Letter Agreement prior to the date of breach.

The above description of the Letter Agreement is qualified in its entirety by reference to a copy of the Letter Agreement attached hereto as Exhibit 10.1.

In connection with his promotion, Mr. Baughman’s salary has been increased to $800,000 and his bonus opportunity will increase, consistent with the mix to total compensation for the Company’s named executive officers as described in the Company’s annual proxy statement. In addition, Mr. Baughman received additional performance shares under the Company’s Fiscal 2023 - 2025 Performance Shares Program with a value of $1,450,000, which are subject to the achievement of the Company’s performance goals over the three-year performance period ending on September 30, 2025. For additional information on these compensation arrangements, please see “Executive Compensation” in the Company’s annual proxy statement.

Item 7.01.	Regulation FD Disclosures.

The following information is furnished pursuant to Regulation FD.

On May 3, 2023, the Company issued a press release announcing Mr. Dellaquila’s retirement and Mr. Baughman’s appointment. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

10.1	Letter Agreement dated May 2, 2023 between Emerson Electric Co. and Frank J. Dellaquila.

99.1	Emerson’s May 3, 2023 press release announcing second quarter results.

99.2	Press Release issued by Emerson Electric Co. on May 3, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: May 3, 2023	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary